UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PINNACLE VALUE FUND                                                                                                                                        1

BERTOLET CAPITAL TRUST

Pinnacle Value Fund Semi-Annual Report                                                                  June 30, 2019

Dear Fellow Shareholders,

Our Fund’s NAV rose 4.1% in the first half of 2019. We ended June at 36 positions with a weighted average market cap of $400 million, a yield of 1.6% and a price to book ratio of 100%.

Total Return	YTD 2018 2017 2016 2015
Pinnacle Value Fund	4.1%	(11.8)%	(0.1)%	16.5%	(6.0)%
Russell 2000	17.0	(11.0)	14.6	21.4	(4.4)
S&P 500	18.5	(4.4)%	21.8%	12.0%	1.4%

(all returns include dividend reinvestment.  Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts).

State of the Market

In early January the Fed signaled a patient approach to raising interest rates and a few months later indicated no further rate hikes in 2019. It appears the first rate cut may come as early as July and be followed by several more before year end. Combined with perceived trade progress, a strong but slowing economy, low unemployment and benign inflation, this was just what the market ordered. U.S. equities staged a strong rally during the first half regaining some of the ground lost in late 2018.   In short order, sentiment swung from extreme pessimism to unbridled optimism. Against this backdrop, high growth sectors (i.e. technology) did especially well with investors willing to pay premium valuations for quality, high growth firms.

Despite the boundless enthusiasm for US equities large and small, we remain cautious. In our opinion most of the positives mentioned above are fully reflected in stock prices. However,  storm clouds continue to gather. These include record levels of government, corporate and US household debt driven by unusually low interest rates; a 10 yr+ economic expansion which is clearly slowing causing earnings estimates to trend lower; simmering trade issues worldwide which are starting to dent economic activity; corporate profits which are close to peaking and reduced share repurchases which have been a pillar of market support in recent years.

Despite these potential headwinds, stock market valuations remain robust.  We remain unconvinced that the good times will roll on forever and continue to let our cash levels build even though this hurts short term performance. This dry powder will help us during any dislocation that may be triggered by an unanticipated event and magnified by the quant funds and algorithms that sell into an increasingly illiquid market.

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BERTOLET CAPITAL TRUST

Performance update

We are disappointed by the absolute and relative performance of the Fund relative to the benchmark R2000. Stock selection accounted for the largest part of the shortfall and while many holdings delivered positive performance, several did not. The Fund was under weighted in the “hot” technology sector and over weighted in the energy sector which remains out of favor.

We recently made changes to our selection process aimed at improving the quality of our holdings especially concerning balance sheet strength. We are also less patient with companies that are  not tracking as expected. We’ve observed that surprises from quality companies and management teams are mostly positive while the opposite is true for lower quality companies and teams.  Several of the latter have been removed from the portfolio, the stocks may be statistically cheap but if management isn’t delivering as expected,  we’ll move on. Such changes often take time to implement.  Exiting positions is fairly easy in a buoyant market but replacing them with reasonably valued, quality names is more challenging. So we’ll be patient- our focus list contains many quality small cap value names which will go into the portfolio at the right price which we are hopeful Mr. Market will show us in the near future.

Below are the lists of major contributors to and detractors from Fund performance. We have talked about many of these names previously so we’ll be brief. Four of the five contributors were energy related including Dorian LPG, Powell Industries, Seacor Marine and Permian Royalty Trust. All benefitted from higher oil & gas prices.  OPEC is showing remarkable discipline in limiting production volumes and many onshore shale producers are under pressure to produce profits and cash flows rather than growth.  This will likely limit production and support prices.

The list of major detractors is more eclectic and includes a retailer, two insurance companies, a natural gas royalty trust and a special situation. One of the challenges of any investor with a down position is knowing when to hold ‘em and when to fold ‘em. We sold the retailer, Christopher & Banks after losing confidence in management. We trimmed Kansas City Life after a recent acquisition was less accretive than expected. We continue to hold Atlas Financial, San Juan Basin Royalty Trust and BKF Capital believing their issues are resolvable over time.

By now you should have received your quarter end statement.  Should you have any questions about your account or the Fund, don’t hesitate to call or write. We are positioned to invest our cash when opportunities become available and are searching diligently for such opportunities. Your portfolio manager continues to buy Fund shares and remains a major shareholder.

John E. Deysher                                                                                               Pinnacle Value Fund

President & Portfolio Manager                                                                      745 Fifth Ave.- 2400

212-605-7100                                                                                                    New York,  NY  10151

PINNACLE VALUE FUND                                                                                                                                        3

BERTOLET CAPITAL TRUST

TOP 10 POSITIONS	% net assets
1. ERA Group- helicopter services	8.2
2. Dorian LPG- tanker transportation of liquid petroleum gas	8.0
3. Williams Industrial Services- engineering/design/construction	5.1
4. Gulf Island Fabrication- marine construction & fabrication	3.9
5. Permian Basin Royalty Trust	2.9
6. Seacor Marine- offshore supply vessels	2.7
7. EMC Insurance- regional property & casualty insurer	2.7
8. Powell Industries-	2.4
9. San Juan Royalty Trust	2.2
10. Sprott Gold Miners ETF	2.0
Total	40.1%

YTD TOP 5 Contributors (realized & unrealized gains)
1. Dorian LPG	$1,060,600
2. Powell Industries	267,600
3. Seacor Marine	201,000
4. Permian Basin Royalty Trust	141,900
5. Sprott Gold Miners ETF	132,000
Total	$1,803,100

YTD TOP 5 Detractors (realized & unrealized losses)
1. Christopher & Banks	$232,100
2. San Juan Royalty Trust	168,400
3. Atlas Financial	145,700
4. Kansas City Life	102,700
5. BKF Capital	96,700
Total	$745,600

SECURITY CLASSIFICATIONS
Government Money Market Funds	39.2%
Energy	17.1
Transportation	9.3
Construction & fabrication	9.1
Insurance	8.0
Industrial goods & services	5.4
Closed end & exchange traded funds	4.1
Financial services	2.7
Consumer goods & services	2.5
Real Estate	1.8
Banks & thrifts	0.8
Total	100.0%

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BERTOLET CAPITAL TRUST

Schedule of Investments June 30, 2019 (Unaudited)

Shares/Principal Amount		Basis	Market Value	% of Net Assets

COMMON STOCKS

Banks & Thrifts
17,807	Hope Bancorp, Inc.	$ 65,849	$ 245,381	0.75%

Construction & Fabrication
181,358	Gulf Island Fabrication, Inc. *	1,255,018	1,287,642
734,290	Williams Industrial Services Group, Inc. *	1,251,727	1,674,181
		2,506,745	2,961,823	9.08%
Energy
29,000	Diamond Offshore Drilling, Inc. *	339,056	257,230
321,116	Era Group, Inc. *	2,982,357	2,678,107
155,708	Permian Basin Royalty Trust	997,613	948,262
500	PermRock Royalty Trust	6,132	3,975
186,094	San Juan Basin Royalty Trust	816,645	712,740
59,053	Seacor Marine Holdings, Inc. *	716,263	883,433
		5,858,066	5,483,747	16.81%
Financial Services
56,889	BKF Capital Group, Inc. (a) *	1,075,016	551,823
34,607	SWK Holdings Corp. *	287,815	339,149
		1,362,831	890,972	2.73%
Footwear & Accessories
7,321	Weyco Group, Inc.	185,011	195,544	0.60%

Furniture & Fixtures
4,301	Flexsteel Industries, Inc.	78,653	73,375	0.23%

Insurance
1,094	American National Insurance, Co.	124,335	127,418
89,417	Atlas Financial Holdings, Inc. *	199,881	64,854
24,272	EMC Insurance Group, Inc.	292,866	874,520
176,360	First Acceptance Corp.	146,667	185,178
30,000	Genworth Financial, Inc. *	87,875	111,300
11,863	Independence Holding Co.	50,576	459,335
6,233	Kansas City Life Insurance Co. *	239,205	205,689
35,375	National Security Group, Inc.	281,745	424,500
6,100	Old Republic International Corp.	44,622	136,518
		1,467,772	2,589,312	7.94%
Power Equipment
96,164	LSI Industries, Inc.	339,247	350,999
20,600	Powell Industries, Inc.	475,617	782,800
		814,864	1,133,799	3.48%
Real Estate
17,407	Getty Realty Corp.	221,221	535,439
5,255	Regency Affiliates, Inc. (a)	20,665	36,522
		241,886	571,961	1.75%
Retail
30,035	The Buckle, Inc.	467,450	519,906	1.60%

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        5

BERTOLET CAPITAL TRUST

Schedule of Investments June 30, 2019 (Unaudited)

Shares/Principal Amount		Basis	Market Value	% of Net Assets

Security Services
63,921	Costar Technologies, Inc. *	$ 453,999	$ 581,681	1.78%

Steel Works, Blast Furnaces, & Rolling Mills
14,020	Friedman Industries, Inc.	63,639	97,579
3,190	Universal Stainless & Alloy Products, Inc. *	40,537	51,040
		104,176	148,619	0.46%
Transportation
291,574	Dorian LPG Ltd. *	2,038,721	2,629,998
67,115	FreightCar America, Inc. *	588,752	393,965
		2,627,473	3,023,963	9.27%

Total for Common Stock		$16,234,775	$18,420,083	56.48%

Closed-End & Exchange Traded Funds
4,378	Barings Participation Investor	56,770	71,405
29,200	Sprott Gold Miners ETF *	551,481	642,400
20,200	Sprott Junior Gold Miners ETF *	588,824	611,757

Total for Closed-End & Exchange Traded Funds		$ 1,197,075	$ 1,325,562	4.06%

WARRANTS

Energy
9,414	Tidewater, Inc. *	18,035	10,355
13,355	Tidewater, Inc. Class A *	94,078	40,733
14,438	Tidewater, Inc. Class B *	84,269	40,138

Total for Warrants		$ 196,382	$ 91,226	0.28%

SHORT TERM INVESTMENTS
Money Market Fund
1,000,000	Invesco Government & Agency Portfolio Institutional Class 2.25% **	1,000,000	1,000,000
12,312,000	First American Government Obligation Fund Class Z 2.25% **	12,312,000	12,312,000

Total for Short Term Investments		$13,312,000	$13,312,000	40.82%

	Total Investments	$30,940,232	$33,148,871	101.64%

	Liabilities in excess of other assets		(534,799)	(1.64)%

	Net Assets		$32,614,072	100.00%

(a) Level 2 Security

* Non-Income producing securities.

** Variable rate security; the money market rate shown represents the yield at June 30, 2019.

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2019 (Unaudited)

Assets:
Investment Securities at Market Value	$ 33,148,871
(Identified Cost $30,940,232)
Cash	1,000
Receivables:
Dividends and Interest	36,427
Portfolio Securities Sold	226,771
Prepaid Expenses	16,715
Total Assets	33,429,784
Liabilities:
Payable to Advisor	726,302
Shareholder Redemptions	67,191
Portfolio Securities Purchased	2,162
Accrued Expenses	20,057
Total Liabilities	815,712
Net Assets	$ 32,614,072

Net Assets Consist of:
Paid-In Capital	$ 30,612,208
Distributable Earnings	2,001,864
Net Assets	$ 32,614,072
Net Asset Value and Redemption Price
Per Share ($32,614,072/2,372,594 shares outstanding), no par value, unlimited
shares authorized	$ 13.75

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        7

BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2019 (Unaudited)

Investment Income:
Dividends	$ 168,451
Interest	154,056
Total Investment Income	322,507
Expenses:
Investment Advisor Fees (Note 3)	220,553
Transfer Agent & Fund Accounting Fees	21,877
Insurance Fees	7,825
Custodial Fees	6,955
Audit Fees	7,636
Registration Fees	4,887
Trustee Fees	4,959
Legal Fees	992
Miscellaneous Fees	2,136
Printing & Mailing Fees	1,240
Total Expenses	279,060
Advisory Fees Waived by Advisor	(60,271)
Net Expenses	218,789

Net Investment Income	103,718

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(1,074,012)
Capital Gain Distributions from Regulated Investment Companies	12,635
Change in Unrealized Depreciation on Investments	2,449,139
Net Realized and Unrealized Gain on Investments	1,387,762

Net Increase in Net Assets from Operations	$ 1,491,480

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2019	12/31/2018
From Operations:
Net Investment Income	$ 103,718	$ 166,403
Net Realized Gain (Loss) on Investments	(1,074,012)	2,359,406
Capital Gain Distributions from Regulated Investment Companies	12,635	12,573
Net Change In Unrealized Appreciation (Depreciation)	2,449,139	(8,174,454)
Net Increase (Decrease) in Net Assets from Operations	1,491,480	(5,636,072)

From Distributions to Shareholders:
Distributions (a)	-	(1,698,768)
Total Distributions to Shareholders	-	(1,698,768)

From Capital Share Transactions:
Proceeds From Sale of Shares	310,262	1,150,821
Shares issued in Reinvestment of Dividends	-	1,586,096
Cost of Shares Redeemed (b)	(5,221,405)	(19,939,305)
Net Decrease from Shareholder Activity	(4,911,143)	(17,202,388)

Net Decrease in Net Assets	(3,419,663)	(24,537,228)

Net Assets at Beginning of Year/Period	36,033,735	60,570,963
Net Assets at End of Year/Period	$ 32,614,072	$ 36,033,735

Share Transactions:
Issued	22,560	75,710
Reinvested	-	119,345
Redeemed	(377,200)	(1,344,313)
Net decrease in shares	(354,640)	(1,149,258)
Shares outstanding beginning of Year/Period	2,727,234	3,876,492
Shares outstanding end of Year/Period	2,372,594	2,727,234

(a)The SEC eliminated the requirements to disclose components of distributions paid to shareholders effective November 5, 2018.

(b) Net of Redemption Fees of $4,757 for the year ended December 31, 2018, and $1,512 for the six months ended June 30, 2019.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND                                                                                                                                        9

BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the year/period:

	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2019		12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014
Net Asset Value -
Beginning of Year/Period	$ 13.21		$ 15.63	$16.12	$14.79	$17.22	$17.43
Net Investment Income (Loss) *	0.04		0.05	(0.01)	(0.09)	- (a)	(0.10)
Net Gains or Losses on Securities
(realized and unrealized)	0.50		(1.88)	(0.01)	2.53	(1.04)	0.93
Total from Investment Operations	0.54		(1.83)	(0.02)	2.44	(1.04)	0.83

Distributions from Net Investment Income	-		(0.06)	-	-	-	-
Distributions from Capital Gains	-		(0.53)	(0.47)	(1.11)	(1.39)	(1.04)
Total Distributions	-		(0.59)	(0.47)	(1.11)	(1.39)	(1.04)

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Year/Period	$ 13.75		$ 13.21	$15.63	$16.12	$14.79	$17.22

Total Return	4.09%	***	(11.75)%	(0.06)%	16.51%	(5.99)%	4.80%

Ratios/Supplemental Data
Net Assets - End of Year/Period (Thousands)	$ 32,614		$ 36,034	$60,571	$67,978	$58,974	$64,672

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.58%	**	1.50%	1.44%	1.45%	1.44%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.25%	**	0.15%	(0.07)%	(0.56)%	(0.02)%	(0.57)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.24%	**	1.33%	1.44%	1.45%	1.44%	1.44%
Ratio of Net Income (Loss) to Average Net Assets	0.59%	**	0.32%	(0.07)%	(0.56)%	(0.02)%	(0.57)%

Portfolio Turnover Rate	8.41%	***	31.51%	23.37%	43.04%	29.23%	20.94%

* Per share net investment Income (loss) determined on average shares outstanding during year.

** Annualized.

*** Not Annualized.

(a) Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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BERTOLET CAPITAL TRUST

  1.) ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

2.)

SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

                             prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used. The below table summarizes the inputs used at  June 30, 2019:

	Level 1	Level 2	Level 3	Total
Equity (a)	$ 17,831,738	$ 588,345	-	$ 21,057,464
Closed-end & Exchange Traded Funds	1,325,562	-	-	1,325,562
Warrants	91,226	-	-	91,226
Money Market Funds	13,312,000	-	-	13,312,000
Investments at Market	$ 32,560,526	$ 588,345	-	$ 33,148,871

(a) See Schedule of Investments for industry breakout.

There were no transfers between levels at period end.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the six months ended June 30, 2019. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

PINNACLE VALUE FUND                                                                                                                                        11

BERTOLET CAPITAL TRUST

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the six months ended June 30, 2019, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2019 the Fund held approximately 41% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in government and agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity and the Invesco Government & Agency Fund.

As of June 30, 2019 the Fund had approximately 38% of its assets in First American Government Obligation Fund - Class Z (Ticker: FGZXX). The investment in this fund is approximately 0.03% of the fund’s net assets which was approximately $39.7 billion dollars at June 30, 2019. If the Adviser determines that it is in the best interest of Fund shareholders, the Adviser may redeem this investment.  Further information on these funds is available at www.sec.gov.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2018 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2019 and year ended December 31, 2018, $1,512 and $4,757, of early redemption fees, respectively, were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets up to $300 million, and an annual rate of 1% of the Fund’s average daily net assets thereafter.  For the six months ended June 30, 2019, Adviser earned $220,553 in fees which is paid yearly.  For the six months ended June 30, 2019, the Adviser waived $60,271 in advisory fees.

A Fund officer and trustee is also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.24%, of average daily net assets through April 30, 2020.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  Adviser is entitled to recoup $87,199 through December 31, 2021.

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BERTOLET CAPITAL TRUST

4.)

PURCHASES AND SALES OF SECURITIES

For six months ended June 30, 2019, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $1,862,056 and $6,390,856, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after October 31, 2018.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

No distributions were paid during the six months ended June 30, 2019.

For the year ended December 31, 2018 the Fund paid a long-term capital gain distribution of $0.495 per share, a short-term capital gain distribution of $0.037, and an ordinary income distribution of $0.056 per share.

The tax nature of distributions paid during the six months ended June 30, 2019, and the year ended December 31, 2018:

	2019	2018
Ordinary Income	$ -	$ 267,817
Long Term Capital Gain	$ -	$ 1,430,951
	$ -	$ 1,698,768

At December 31, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes	$ 36,657,177

Gross tax unrealized appreciation	$ 3,037,860
Gross tax unrealized depreciation	(3,279,680)
Net tax unrealized depreciation	(241,820)
Undistributed ordinary income	54,697
Accumulated capital and other gains - net	697,507
Total Distributable Earnings	$ 510,384

At December 31, 2018, the Fund did not defer, on a tax basis post-October losses, or late year losses.

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to year end. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

7.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.) NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards, or changes in technology or the business environment.  These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.”  ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820.  In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements.  ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

PINNACLE VALUE FUND                                                                                                                                        13

BERTOLET CAPITAL TRUST

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (64)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (86)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (63)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (54)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 50 S.16th Street - 2900,

Philadelphia PA 19102

 14                                                                                                                                          PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2019. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s 2018 performance was better than the peer group and approximated R2000. For the most recent 10 year period, Fund performance was worse than the peer group average and worse than the R2000. The Board noted the Fund’s 10 yr. Sharpe ratio was better than the peer group average indicating a lower risk/volatility profile.  The Board concluded that the Fund’s long term risk/cash adjusted performance was acceptable given the high cash levels maintained.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted the Fund’s expense ratio approximated the peer group average and that most peers had a much higher AUM. The board noted that Advisor continues to cap expenses at 1.24% of average net assets. The Board compared the advisory fee charged to Fund with advisory fees charged by peer group which it deemed reasonable given the many administrative, compliance and other services provided to the Fund. Based on these factors and the labor intensive nature of small/micro-cap research, the Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitablity & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2018 financial statement and concluded that the Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

PINNACLE VALUE FUND                                                                                                                                        15

BERTOLET CAPITAL TRUST

 Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2019 through June 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2019	June 30, 2019	January 1, 2019 to June 30, 2019

Actual	$1,000.00	$1,040.88	$6.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.65	$6.21

* Expenses are equal to the Fund's annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED JUNE 30, 2019

	1 Year	3 Year	5 Year	10 Year
Pinnacle Value Fund	-8.32%	0.27%	0.52%	5.36%
Russell 2000 Index	-3.31%	12.30%	7.06%	13.45%

Chart assumes an initial investment of $10,000 made on 7/1/2009.  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

Pinnacle Value Fund $16,858
Russell 2000 Index $35,311
40,000
38,000
36,000
34,000
32,000
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
7/1/2009
12/31/2009
6/30/2010
12/31/2010
6/30/2011
12/31/2011
6/30/2012
12/31/2012
6/30/2013
12/31/2013
6/30/2014
12/31/2014
6/30/2015
12/31/2015
6/30/2016
12/31/2016
6/30/2017
12/31/2017
6/30/2018
12/31/2018
6/30/2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports           will be made available on the Fund’s website www.pinnaclevaluefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

PINNACLE VALUE FUND®

A SERIES OF THE

BERTOLET CAPITAL TRUST

SEMI-ANNUAL REPORT

(UNAUDITED)

JUNE 30, 2019

www.pinnaclevaluefund.com

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Previously filed.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 30, 2019